The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 72DD correctly, the correct answer is as follows (in 000's):"

A-Class
INTECH Risk-Managed Core Fund $98
INTECH Risk-Managed Growth Fund $80
INTECH Risk-Managed International Fund $30
INTECH Risk-Managed Value Fund $52
Janus Flexible Bond Fund $6,214
Janus High-Yield Fund $4,619
Janus Dynamic Allocation Fund $49
Janus Short-Term Bond Fund $1,406
Janus Conservative Allocation Fund $98
Janus Growth Allocation Fund $33
Janus Moderate Allocation Fund $109
Perkins Large Cap Value Fund $2
Perkins Mid Cap Value Fund $7,649
Perkins Small Cap Value Fund $825
Perkins Value Plus Income Fund $35

C-Class
INTECH Risk-Managed Core Fund $6
INTECH Risk-Managed International Fund $30
INTECH Risk-Managed Value Fund $3
Janus Flexible Bond Fund $3,548
Janus High-Yield Fund $2,447
Janus Dynamic Allocation Fund $23
Janus Short-Term Bond Fund $469
Janus Conservative Allocation Fund $117
Janus Growth Allocation Fund $14
Janus Moderate Allocation Fund $101
Perkins Large Cap Value Fund $4
Perkins Mid Cap Value Fund $42
Perkins Small Cap Value Fund $20
Perkins Value Plus Income Fund $23

D-Class
INTECH Risk-Managed Core Fund $1,637
Janus Flexible Bond Fund $12,758
Janus High-Yield Fund $10,349
Janus Short-Term Bond Fund $2,551
Janus Conservative Allocation Fund $5,454
Janus Growth Allocation Fund $3,582
Janus Moderate Allocation Fund $5,283
Perkins Large Cap Value Fund $42
Perkins Mid Cap Value Fund $7,218
Perkins Small Cap Value Fund $324
Perkins Value Plus Income Fund $51

I-Class
INTECH Risk-Managed Core Fund $597
INTECH Risk-Managed Growth Fund $3,799
INTECH Risk-Managed International Fund $21
INTECH Risk-Managed Value Fund $1,105
Janus Flexible Bond Fund $17,918
Janus Global Bond Fund $1
Janus High-Yield Fund $5,755
Janus Dynamic Allocation $20
Janus Short-Term Bond Fund $2,788
Janus Conservative Allocation Fund $43
Janus Growth Allocation Fund $38
Janus Moderate Allocation Fund $63
Perkins Large Cap Value Fund $822
Perkins Mid Cap Value Fund $25,831
Perkins Small Cap Value Fund $5,252
Perkins Value Plus Income Fund $49

L-Class
Perkins Mid Cap Value Fund $566
Perkins Small Cap Value Fund $2,079

R-Class
Janus Flexible Bond Fund $113
Janus High-Yield Fund $35
Perkins Mid Cap Value Fund $569
Perkins Small Cap Value Fund $95

S-Class
INTECH Risk-Managed Core Fund $31
INTECH Risk-Managed Growth Fund $98
INTECH Risk-Managed International Fund $30
INTECH Risk-Managed Value Fund $2
Janus Flexible Bond Fund $1,029
Janus High-Yield Fund $240
Janus Dynamic Allocation Fund $4
Janus Short-Term Bond Fund $44
Janus Conservative Allocation Fund $12
Janus Growth Allocation Fund $11
Janus Moderate Allocation Fund $11
Perkins Large Cap Value Fund $4
Perkins Mid Cap Value Fund $4,198
Perkins Small Cap Value Fund $266
Perkins Value Plus Income Fund $30

T-Class
INTECH Risk-Managed Core Fund $636
INTECH Risk-Managed Growth Fund $1
Janus Flexible Bond Fund $12,618
Janus High-Yield Fund $29,388
Janus Dynamic Allocation Fund $3
Janus Short-Term Bond Fund $21,179
Janus Conservative Allocation Fund $395
Janus Growth Allocation Fund $176
Janus Moderate Allocation Fund $425
Perkins Large Cap Value Fund $9
Perkins Mid Cap Value Fund $54,317
Perkins Small Cap Value Fund $4,598
Perkins Value Plus Income Fund $34


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 72EE correctly, the correct answer is as follows
(in 000's):"

A-Class
Janus Flexible Bond Fund $11,992
Janus Dynamic Allocation Fund $83
Janus Short-Term Bond Fund $1,038
Perkins Large Cap Value Fund $20
Perkins Small Cap Value Fund $4,904
Perkins Value Plus Income Fund $15

C-Class
Janus Flexible Bond Fund $8,699
Janus Dynamic Allocation Fund $73
Janus Short-Term Bond Fund $565
Perkins Large Cap Value Fund $47
Perkins Small Cap Value Fund $742
Perkins Value Plus Income Fund $15

D-Class
Janus Flexible Bond Fund $22,228
Janus Short-Term Bond Fund $1,775
Perkins Large Cap Value Fund $100
Perkins Small Cap Value Fund $2,118
Perkins Value Plus Income Fund $27

I-Class
Janus Flexible Bond Fund $34,295
Janus Dynamic Allocation Fund $33
Janus Short-Term Bond Fund $2,460
Perkins Large Cap Value Fund $2,000
Perkins Small Cap Value Fund $27,280
Perkins Value Plus Income Fund $22

L-Class
Perkins Small Cap Value Fund $11,495

R-Class
Janus Flexible Bond Fund $258
Perkins Small Cap Value Fund $698

S-Class
Janus Flexible Bond Fund $1,864
Janus Dynamic Allocation Fund $8
Janus Short-Term Bond Fund $38
Perkins Large Cap Value Fund $16
Perkins Small Cap Value Fund $2,120
Perkins Value Plus Income Fund $14

T-Class
Janus Flexible Bond Fund $23,387
Janus Dynamic Allocation Fund $5
Janus Short-Term Bond Fund $15,511
Perkins Large Cap Value Fund $24
Perkins Small Cap Value Fund $31,971
Perkins Value Plus Income Fund $15


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 73A correctly, the correct answer is as follows:"

A-Class
INTECH Risk-Managed Core Fund $0.0935
INTECH Risk-Managed Growth Fund $0.1242
INTECH Risk-Managed International Fund $0.1108
INTECH Risk-Managed Value Fund $0.1061
Janus Flexible Bond Fund $0.1869
Janus High-Yield Fund $0.3302
Janus Dynamic Allocation Fund $0.1496
Janus Short-Term Bond Fund $0.0327
Janus Conservative Allocation Fund $0.4273
Janus Growth Allocation Fund $0.2126
Janus Moderate Allocation Fund $0.2972
Perkins Large Cap Value Fund $0.0328
Perkins Mid Cap Value Fund $0.1391
Perkins Small Cap Value Fund $0.1024
Perkins Value Plus Income Fund $0.0998

C-Class
INTECH Risk-Managed Core Fund $0.0110
INTECH Risk-Managed International Fund $0.1108
INTECH Risk-Managed Value Fund $0.0554
Janus Flexible Bond Fund $0.1457
Janus High-Yield Fund $0.2960
Janus Dynamic Allocation Fund $0.0818
Janus Short-Term Bond Fund $0.0209
Janus Conservative Allocation Fund $0.3775
Janus Growth Allocation Fund $0.1476
Janus Moderate Allocation Fund $0.2475
Perkins Large Cap Value Fund $0.0296
Perkins Mid Cap Value Fund $0.0045
Perkins Small Cap Value Fund $0.0163
Perkins Value Plus Income Fund $0.0687

D-Class
INTECH Risk-Managed Core Fund $0.1384
Janus Flexible Bond Fund $0.1962
Janus High-Yield Fund $0.3370
Janus Short-Term Bond Fund $0.0348
Janus Conservative Allocation Fund $0.4286
Janus Growth Allocation Fund $0.2062
Janus Moderate Allocation Fund $0.3027
Perkins Large Cap Value Fund $0.1350
Perkins Mid Cap Value Fund $0.1790
Perkins Small Cap Value Fund $0.0930
Perkins Value Plus Income Fund $0.1054

I-Class
INTECH Risk-Managed Core Fund $0.1511
INTECH Risk-Managed Growth Fund $0.1561
INTECH Risk-Managed International Fund $0.1108
INTECH Risk-Managed Value Fund $0.1278
Janus Flexible Bond Fund $0.1984
Janus High-Yield Fund $0.3425
Janus Dynamic Allocation Fund $0.1542
Janus Short-Term Bond Fund $0.0368
Janus Conservative Allocation Fund $0.4381
Janus Growth Allocation Fund $0.2178
Janus Moderate Allocation Fund $0.3134
Perkins Large Cap Value Fund $0.1331
Perkins Mid Cap Value Fund $0.2015
Perkins Small Cap Value Fund $0.1172
Perkins Value Plus Income Fund $0.1073

L-Class
Perkins Mid Cap Value Fund $0.1883
Perkins Small Cap Value Fund $0.1101

R-Class
Janus Flexible Bond Fund $0.1623
Janus High-Yield Fund $0.3094
Perkins Mid Cap Value Fund $0.0860
Perkins Small Cap Value Fund $0.0831

S-Class
INTECH Risk-Managed Core Fund $0.0914
INTECH Risk-Managed Growth Fund $0.0952
INTECH Risk-Managed International Fund $0.1108
INTECH Risk-Managed Value Fund $0.0852
Janus Flexible Bond Fund $0.1771
Janus High-Yield Fund $0.3214
Janus Dynamic Allocation Fund $0.1216
Janus Short-Term Bond Fund $0.0285
Janus Conservative Allocation Fund $0.4090
Janus Growth Allocation Fund $0.2050
Janus Moderate Allocation Fund $0.2971
Perkins Large Cap Value Fund $0.0685
Perkins Mid Cap Value Fund $0.1228
Perkins Small Cap Value Fund $0.0764
Perkins Value Plus Income Fund $0.0893

T-Class
INTECH Risk-Managed Core Fund $0.1271
INTECH Risk-Managed Growth Fund $0.1716
INTECH Risk-Managed International Fund $0.1108
INTECH Risk-Managed Value Fund $0.1165
Janus Flexible Bond Fund $0.1899
Janus High-Yield Fund $0.3320
Janus Dynamic Allocation Fund $0.1565
Janus Short-Term Bond Fund $0.0328
Janus Conservative Allocation Fund $0.4176
Janus Growth Allocation Fund $0.1926
Janus Moderate Allocation Fund $0.2992
Perkins Large Cap Value Fund $0.1257
Perkins Mid Cap Value Fund $0.1600
Perkins Small Cap Value Fund $0.0875
Perkins Value Plus Income Fund $0.0997

The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 73B correctly, the correct answer is as follows:"

A-Class
Janus Flexible Bond Fund $0.3438
Janus Dynamic Allocation Fund $0.2567
Janus Short-Term Bond Fund $0.0245
Perkins Large Cap Value Fund $0.3237
Perkins Small Cap Value Fund $0.6086
Perkins Value Plus Income Fund $0.0432

C-Class
Janus Flexible Bond Fund $0.3438
Janus Dynamic Allocation Fund $0.2567
Janus Short-Term Bond Fund $0.0245
Perkins Large Cap Value Fund $0.3237
Perkins Small Cap Value Fund $0.6086
Perkins Value Plus Income Fund $0.0432

D-Class
Janus Flexible Bond Fund $0.3438
Janus Short-Term Bond Fund $0.0245
Perkins Large Cap Value Fund $0.3237
Perkins Small Cap Value Fund $0.6086
Perkins Value Plus Income Fund $0.0432

I-Class
Janus Flexible Bond Fund $0.3438
Janus Dynamic Allocation Fund $0.2567
Janus Short-Term Bond Fund $0.0245
Perkins Large Cap Value Fund $0.3237
Perkins Small Cap Value Fund $0.6086
Perkins Value Plus Income Fund $0.0432

L-Class
Perkins Small Cap Value Fund $0.6086

R-Class
Janus Flexible Bond Fund $0.3438
Perkins Small Cap Value Fund $0.6086

S-Class
Janus Flexible Bond Fund $0.3438
Janus Dynamic Allocation Fund $0.2567
Janus Short-Term Bond Fund $0.0245
Perkins Large Cap Value Fund $0.3237
Perkins Small Cap Value Fund $0.6086
Perkins Value Plus Income Fund $0.0432

T-Class
Janus Flexible Bond Fund $0.3438
Janus Dynamic Allocation Fund $0.2567
Janus Short-Term Bond Fund $0.0245
Perkins Large Cap Value Fund $0.3237
Perkins Small Cap Value Fund $0.6086
Perkins Value Plus Income Fund $0.0432


The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 74U correctly, the correct answer is as follows (in 000's):"

A-Class
INTECH Risk-Managed Core Fund $1,033
INTECH Risk-Managed Growth Fund $644
INTECH Risk-Managed International Fund $276
INTECH Risk-Managed Value Fund $494
Janus Flexible Bond Fund $35,707
Janus Global Bond Fund $83
Janus High-Yield Fund $15,658
Janus Dynamic Allocation Fund $335
Janus Short-Term Bond Fund $43,350
Janus Conservative Allocation Fund $238
Janus Growth Allocation Fund $160
Janus Moderate Allocation Fund $374
Perkins Large Cap Value Fund $62
Perkins Mid Cap Value Fund $55,177
Perkins Small Cap Value Fund $8,554
Perkins Value Plus Income Fund $375

C-Class
INTECH Risk-Managed Core Fund $503
INTECH Risk-Managed Growth Fund $334
INTECH Risk-Managed International Fund $270
INTECH Risk-Managed Value Fund $49
Janus Flexible Bond Fund $25,938
Janus Global Bond Fund $83
Janus High-Yield Fund $8,472
Janus Dynamic Allocation Fund $294
Janus Short-Term Bond Fund $23,189
Janus Conservative Allocation Fund $338
Janus Growth Allocation Fund $99
Janus Moderate Allocation Fund $422
Perkins Large Cap Value Fund $152
Perkins Mid Cap Value Fund $9,550
Perkins Small Cap Value Fund $1,258
Perkins Value Plus Income Fund $341

D-Class
INTECH Risk-Managed Core Fund $11,970
Janus Flexible Bond Fund $66,014
Janus Global Bond Fund $84
Janus High-Yield Fund $32,398
Janus Short-Term Bond Fund $72,009
Janus Conservative Allocation Fund $13,139
Janus Growth Allocation Fund $17,657
Janus Moderate Allocation Fund $17,883
Perkins Large Cap Value Fund $357
Perkins Mid Cap Value Fund $40,701
Perkins Small Cap Value Fund $3,583
Perkins Value Plus Income Fund $661

I-Class
INTECH Risk-Managed Core Fund $3,988
INTECH Risk-Managed Growth Fund $24,126
INTECH Risk-Managed International Fund $192
INTECH Risk-Managed Value Fund $9,298
Janus Flexible Bond Fund $103,416
Janus Global Bond Fund $584
Janus High-Yield Fund $21,696
Janus Dynamic Allocation Fund $135
Janus Short-Term Bond Fund $103,911
Janus Conservative Allocation Fund $103
Janus Growth Allocation Fund $175
Janus Moderate Allocation Fund $212
Perkins Large Cap Value Fund $6,829
Perkins Mid Cap Value Fund $128,857
Perkins Small Cap Value Fund $52,304
Perkins Value Plus Income Fund $512

L-Class
Perkins Mid Cap Value Fund $3,028
Perkins Small Cap Value Fund $13,146

R-Class
Janus Flexible Bond Fund $753
Janus High-Yield Fund $98
Perkins Mid Cap Value Fund $6,691
Perkins Small Cap Value Fund $1,203

S-Class
INTECH Risk-Managed Core Fund $339
INTECH Risk-Managed Growth Fund $1,022
INTECH Risk-Managed International Fund $270
INTECH Risk-Managed Value Fund $27
Janus Flexible Bond Fund $5,526
Janus Global Bond Fund $83
Janus High-Yield Fund $833
Janus Dynamic Allocation Fund $34
Janus Short-Term Bond Fund $1,742
Janus Conservative Allocation Fund $30
Janus Growth Allocation Fund $55
Janus Moderate Allocation Fund $40
Perkins Large Cap Value Fund $52
Perkins Mid Cap Value Fund $34,213
Perkins Small Cap Value Fund $3,654
Perkins Value Plus Income Fund $338

T-Class
INTECH Risk-Managed Core Fund $5,047
INTECH Risk-Managed Growth Fund $3
INTECH Risk-Managed International Fund $3
INTECH Risk-Managed Value Fund $4
Janus Flexible Bond Fund $69,457
Janus Global Bond Fund $83
Janus High-Yield Fund $94,960
Janus Dynamic Allocation Fund $21
Janus Short-Term Bond Fund $609,619
Janus Conservative Allocation Fund $997
Janus Growth Allocation Fund $925
Janus Moderate Allocation Fund $1,454
Perkins Large Cap Value Fund $101
Perkins Mid Cap Value Fund $341,692
Perkins Small Cap Value Fund $53,833
Perkins Value Plus Income Fund $362


The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 74V correctly, the correct answer is as follows:"

A-Class
INTECH Risk-Managed Core Fund $13.14
INTECH Risk-Managed Growth Fund $12.93
INTECH Risk-Managed International Fund $7.72
INTECH Risk-Managed Value Fund $9.42
Janus Flexible Bond Fund $10.41
Janus Global Bond Fund $10.00
Janus High-Yield Fund $9.09
Janus Dynamic Allocation Fund $10.20
Janus Short-Term Bond Fund $3.08
Janus Conservative Allocation Fund $11.94
Janus Growth Allocation Fund $12.14
Janus Moderate Allocation Fund $12.19
Perkins Large Cap Value Fund $13.52
Perkins Mid Cap Value Fund $22.56
Perkins Small Cap Value Fund $23.95
Perkins Value Plus Income Fund $10.78

C-Class
INTECH Risk-Managed Core Fund $13.15
INTECH Risk-Managed Growth Fund $12.52
INTECH Risk-Managed International Fund $7.72
INTECH Risk-Managed Value Fund $9.38
Janus Flexible Bond Fund $10.41
Janus Global Bond Fund $10.00
Janus High-Yield Fund $9.10
Janus Dynamic Allocation Fund $10.13
Janus Short-Term Bond Fund $3.07
Janus Conservative Allocation Fund $11.88
Janus Growth Allocation Fund $12.08
Janus Moderate Allocation Fund $12.12
Perkins Large Cap Value Fund $13.37
Perkins Mid Cap Value Fund $22.47
Perkins Small Cap Value Fund $23.75
Perkins Value Plus Income Fund $10.78

D-Class
INTECH Risk-Managed Core Fund $13.14
Janus Flexible Bond Fund $10.41
Janus Global Bond Fund $10.00
Janus High-Yield Fund $9.09
Janus Short-Term Bond Fund $3.08
Janus Conservative Allocation Fund $11.98
Janus Growth Allocation Fund $12.18
Janus Moderate Allocation Fund $12.22
Perkins Large Cap Value Fund $13.45
Perkins Mid Cap Value Fund $22.57
Perkins Small Cap Value Fund $23.99
Perkins Value Plus Income Fund $10.78

I-Class
INTECH Risk-Managed Core Fund $13.14
INTECH Risk-Managed Growth Fund $12.83
INTECH Risk-Managed International Fund $7.69
INTECH Risk-Managed Value Fund $9.45
Janus Flexible Bond Fund $10.41
Janus Global Bond Fund $10.00
Janus High-Yield Fund $9.10
Janus Dynamic Allocation Fund $10.23
Janus Short-Term Bond Fund $3.08
Janus Conservative Allocation Fund $11.97
Janus Growth Allocation Fund $12.17
Janus Moderate Allocation Fund $12.21
Perkins Large Cap Value Fund $13.46
Perkins Mid Cap Value Fund $22.57
Perkins Small Cap Value Fund $24.04
Perkins Value Plus Income Fund $10.78

L-Class
Perkins Mid Cap Value Fund $22.73
Perkins Small Cap Value Fund $24.34

R-Class
Janus Flexible Bond Fund $10.41
Janus High-Yield Fund $9.09
Perkins Mid Cap Value Fund $22.52
Perkins Small Cap Value Fund $23.82

S-Class
INTECH Risk-Managed Core Fund $13.14
INTECH Risk-Managed Growth Fund $12.90
INTECH Risk-Managed International Fund $7.72
INTECH Risk-Managed Value Fund $9.42
Janus Flexible Bond Fund $10.42
Janus Global Bond Fund $10.00
Janus High-Yield Fund $9.11
Janus Dynamic Allocation Fund $10.19
Janus Short-Term Bond Fund $3.07
Janus Conservative Allocation Fund $11.95
Janus Growth Allocation Fund $12.11
Janus Moderate Allocation Fund $12.15
Perkins Large Cap Value Fund $13.47
Perkins Mid Cap Value Fund $22.55
Perkins Small Cap Value Fund $23.92
Perkins Value Plus Income Fund $10.78

T-Class
INTECH Risk-Managed Core Fund $13.14
INTECH Risk-Managed Growth Fund $12.83
INTECH Risk-Managed International Fund $7.71
INTECH Risk-Managed Value Fund $9.43
Janus Flexible Bond Fund $10.41
Janus Global Bond Fund $10.00
Janus High-Yield Fund $9.09
Janus Dynamic Allocation Fund $10.20
Janus Short-Term Bond Fund $3.08
Janus Conservative Allocation Fund $11.98
Janus Growth Allocation Fund $12.18
Janus Moderate Allocation Fund $12.21
Perkins Large Cap Value Fund $13.43
Perkins Mid Cap Value Fund $22.57
Perkins Small Cap Value Fund $23.98
Perkins Value Plus Income Fund $10.78